R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 1 Carlyle Credit Income Fund (“CCIF”) Q2 2024 Quarterly Earnings Presentation May 2024

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 2 This presentation (the “Presentation”) has been prepared by Carlyle Credit Income Fund. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CCIF” or the “Company”) (NYSE: CCIF) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on May 30, 2024. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2 Important Information

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 3 Fund and Adviser Overview • Carlyle Credit Income Fund (NYSE: CCIF) focuses on primarily investing in equity and junior debt tranches of collateralized loan obligations ("CLOs") • Carlyle Global Credit Investment Management ("Carlyle" or "CGCIM") took over as the investment adviser of CCIF on July 14, 2023 • CCIF pays a monthly dividend that is declared quarterly with a current dividend yield of 15.95%(1) • Carlyle has a 15+ year history of investing in CLOs and 25+ year history of managing CLOs • Carlyle is one of the largest CLO managers globally with over $50 billion of AUM and $2.3 billion in 3rd party managed CLO investments(2) • Industry-focused credit research with 30+ investment professionals across the U.S. and Europe CCIF Overview Carlyle Platform Carlyle Expertise (1) Current dividend yield based on dividends declared through August 2024, and the closing market share price at May 28, 2024. (2) As of 3/31/24 • Carlyle (NASDAQ: CG) is a global investment firm founded in 1987 with $425 billion of assets under management (AUM)(2) • Carlyle employs more than 2,200 people including over 700 investment professionals globally

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 4 Carlyle Firm Overview(1) (1) Firm data as of March 31, 2024. (2) Total includes Investment Professionals in the Executive Group. (3) Carlyle Global Credit AUM includes $79.1 billion of insurance related assets. (4) Includes 10 professionals in the Carlyle Global Capital Markets group. Note: AUM numbers may not sum to total due to rounding. Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Firm Overview The Carlyle Edge • Reach: “One Carlyle” Global Network • Expertise: Deep Industry Knowledge • Impact: Executive Operations Group • Data: Portfolio Intelligence Global Private Equity Global Credit Global Investment Solutions Global Investment Platform $159 bn AUM 400+ investment professionals $186 bn AUM(3) 200+ investment professionals(4) $80 bn AUM 90+ investment professionals Founded: 1987 AUM: $425 bn Employees: 2,200+ Investment Professionals: 700+(2) Offices / Countries: 28 / 16

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 5 Carlyle Global Credit Platform Source: The Carlyle Group. As of March 31, 2024 unless otherwise stated. (1) Carlyle Global Credit AUM includes $79.1 billion of insurance related assets. Past performance is not indicative of future results and there can be no assurance that any trends will continue. CARLYLE GLOBAL CREDIT – $186BN AUM(1) AUM: $51.3 billion LIQUID CREDIT AUM: $25.8 billion PRIVATE CREDIT AUM: $17.0 billion REAL ASSETS CREDIT AUM: $92.2 billion PLATFORM INITIATIVES CLO MANAGEMENT Carlyle managed CLOs (broadly syndicated senior secured bank loans) CLO INVESTMENT Equity and debt CLO tranches REVOLVING CREDIT Senior secured revolving credit facilities of non-IG issuers DIRECT LENDING Directly originated loans, primarily first lien and financial sponsor-backed OPPORTUNISTIC CREDIT Directly originated private capital solutions primarily for non-sponsored companies SPECIAL SITUATIONS Flexible mandate across credit- oriented solutions, structured equity, and stressed / dislocated investments AVIATION FINANCE Commercial aircraft leasing / servicing and securitization of aircraft portfolios INFRASTRUCTURE CREDIT Credit investments in U.S. and international infrastructure assets REAL ESTATE CREDIT Lending to global real estate projects CARLYLE TACTICAL CREDIT FUND Closed-end Interval fund investing dynamically across Carlyle’s entire credit platform CREDIT STRATEGIC SOLUTIONS Private IG, non-IG & equity investments backed by pools of cash flowing assets CROSS- PLATFORM SMAs Tailored separate accounts investing across the credit platform ADVISORY CAPITAL Credit assets sub- advised for insurance platform

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 6 Securities Overview Description NYSE Ticker Market Cap (1) Closing Price (1) Current Dividend Rate Current Dividend Yield (2) Payment Frequency Common Shares CCIF $101.20 mm $7.90 $0.105 15.95% Monthly Overview of Common and Preferred Shares Description NYSE Ticker Rating (3) Closing Price (4) Principal Maturity Date Callable Date Coupon Payment Frequency Series A Term Preferred Shares ($25 Liquidation Preference) CCIA BBB+ $25.72 $52.00 mm 10/31/2028 10/31/2025 8.75% Monthly Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Reflects common shares outstanding and market price as of May 28, 2024. (2) Current dividend yield based on dividends declared through August 2024, and the closing market price at May 28, 2024. (3) The Preferred Shares are rated by Egan-Jones Ratings Company, an independent rating agency. Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. (4) Reflects market price as of May 28, 2024.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 7 Q2 2024 (Quarter Ended 3/31/24) Quarterly Results • Net investment income was $0.33 per common share, an increase from net investment income of $0.24 per common share in Q1 2024 • NAV per share was $7.88 as of March 31, 2024 • We paid dividends of $0.30 per common share for the quarter ended March 31, 2024 • Cash yield was 25.13% on CLO investment quarterly payments received during the quarter. This equates to $0.64 of recurring cash flows per share Second Quarter Results • Declared dividends of $0.105 per common share for each monthly dividend in June, July, and August. This represents an annualized dividend yield of 15.95% based on our share price as of May 28, 2024. • Sold 0.57 million of our common shares in connection with the at-the-market ("ATM") offering program at a premium to NAV for net proceeds of $4.5 million • As of March 31, 2024, total fair value of the portfolio excluding cash was $142.1 million fully deploying the proceeds from the preferred issuance • New CLO investment fundings during the quarter were $19.9  million with a weighted average GAAP yield of 19.43% • Total portfolio weighted average GAAP yield was 20.80% as of March 31, 2024 Portfolio & Investment Activity Dividend & Capital Activity

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 8 • Net Investment Income exceeded the quarterly dividend paid of $0.304 • Recurring cash flows per share increased to $0.64 in Q2 2024 from $0.50 per share in Q1 2024 as we continued to deploy proceeds from the preferred issuance and our ATM offerings Q2 2024 represents the quarter ended March 31, 2024. Note: Past performance is not indicative of future results and there can be no assurance that any trends will continue. The net asset value per share and dividends paid per share are based on the common shares outstanding at quarter-end. Net investment income per common share and net realized and change in unrealized gains (losses) per common share are based on the weighted average number of common shares outstanding for the period. Actual yields earned over the life of each investment could differ materially from the yields presented above. Financial Performance Summary (Dollar amounts in thousands, except per share data and common shares outstanding) Q2 2024 Per Share Data Net Investment Income (Loss) $0.33 Net Realized and Change in Unrealized Gains (Losses) $(0.14) Dividends Paid $(0.30) Recurring Cash Flows $0.64 Net Asset Value $7.88 Common Shares Outstanding Weighted Average Shares Outstanding for the Period 12,032,626 Shares Outstanding at End of Period 12,328,523 Portfolio Highlights Total Investments at Fair Value $142,100 Number of Holdings 42 Average Size of Investment per Holding (Notional) $5,316 Total Portfolio Weighted Average GAAP Yield 20.80 % Financial Position (at Quarter End) Net Assets $97,095 Debt $0 Preferred Equity (Principal Balance) $52,000

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 9 Quarterly Operating Results Detail Q2 2024 represents the quarter ended March 31, 2024. Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) On July 14, 2023, Carlyle Global Credit Investment Management L.L.C. became the investment adviser of the Fund and changed the strategy to investing in the debt and equity tranches of CLOs. (2) Reflects preferred shares of $52 million to total assets. (Dollar amounts in thousands, except per share data) Q2 2024 Q1 2024 SUMMARY INCOME STATEMENT Total investment income $ 7,301 $ 5,339 Total expenses (3,345) (2,494) Net Investment Income $ 3,956 $ 2,845 Net realized and change in unrealized gains (losses) (1,605) (4,460) Net Income (Loss) $ 2,351 $ (1,615) Weighted average shares of common stock outstanding 12,033 11,729 Net Investment Income (Loss) per Share $ 0.33 $ 0.24 Recurring Cash Flows per Share $ 0.64 $ 0.50 SUMMARY BALANCE SHEET Total investments, at fair value $ 142,100 $ 127,255 Cash, cash equivalents and restricted cash 2,410 14,269 Other assets 6,093 4,755 Total Assets $ 150,603 $ 146,279 Preferred shares, net of unamortized issuance costs (aggregate principal amount of $52,000) 50,092 50,008 Accrued expenses and liabilities 3,416 2,560 Total Liabilities $ 53,508 $ 52,568 Net Assets $ 97,095 $ 93,711 Common shares outstanding at end of period 12,329 11,735 Net Asset Value per Common Share $ 7.88 $ 7.99 Leverage (2) 0.35x 0.36x

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 10 13% 12% 9% 8% 5%5%5% 4% 4% 4% 31% High Tech Healthcare & Pharmaceuticals Banking, Finance, Insurance & Real Estate Services: Business Hotels, Gaming & Leisure Chemicals, Plastics & Rubber Construction & Building Capital Equipment Telecommunications Media: Broadcasting & Subscription All Others UNDERLYING INDUSTRYCLO MANAGER EXPOSUREREINVESTMENT END DATEASSET MIX 7% 6% 66% 9% 5% 7% 2024 2025 2026 2027 2028 2029 Underlying Portfolio Overview Note: As of March 31, 2024. Totals may not sum due to rounding. 7% 7% 6% 6% 6% 6% 6% 6%5% 5% 40% Voya Alternative Asset Management KKR Financial Ares MidOcean Credit Fund Management Neuberger Berman Allstate Investment Management Company Elmwood Asset Management Benefit Street Partners Credit Suisse CIFC All Others 97% 2% 1% CLO Equity CLO Debt Other

Portfolio Overview

Summary of Underlying Portfolio Characteristics 3/31/2024

Diversified Portfolio across 41 unique CLO investments managed by 24 different CLO Managers

Number of Unique Underlying Loan Obligors	1,554
Largest Exposure to an Individual Obligor	0.56%
Average Individual Loan Obligor Exposure	0.06%
Top 10 Loan Obligors Exposure	4.92%
Currency: USD Exposure	97.97%
Aggregate Indirect Exposure to Senior Secured Loans	96.30%
Weighted Average Market Value of Loan Collateral	97.38
Weighted Average Stated Loan Spread	3.65%
Weighted Average Loan Rating	B+
S&P CCC Rated Obligors	5.82%
Obligors Priced Below 80	3.30%
Weighted Average Loan Maturity	4.4 years
Weighted Average Remaining CLO Reinvestment Period	2.4 years
Weighted Average Junior Overcollateralization (OC) Cushion	4.54%

TRADE SECRET & STRICTLY CONFIDENTIAL 11

Obligor and Industry Exposures

As of March 31, 2024, CCIF has exposure to 1,554 unique loan obligors across a range of industries

Obligor and Industry Exposure

Top 10 Underlying Obligors	% Total
Asurion	0.56%
Altice France	0.53%
Caesars Entertainment	0.52%
TransDigm	0.51%
Virgin Media	0.51%
UKG	0.49%
Medline	0.47%
Peraton	0.46%
1011778 BC ULC Burger King Corporation	0.44%
Citadel Securities LP	0.43%
Total	**4.92%**

Top 10 Industries of Underlying Obligors	% Total
High Tech	12.80%
Healthcare & Pharmaceuticals	12.18%
Banking, Finance, Insurance & Real Estate	8.69%
Services: Business	7.54%
Hotels, Gaming & Leisure	5.36%
Chemicals, Plastics & Rubber	4.74%
Construction & Building	4.74%
Capital Equipment	4.46%
Telecommunications	4.20%
Media: Broadcasting & Subscription	3.92%
Total	**68.63%**

Totals may not sum due to rounding

TRADE SECRET & STRICTLY CONFIDENTIAL 12

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 13 Investment Positions as of March 31, 2024 CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) AIMCO 2019-10A SUB 4,023 2019 0.32 0.00 3.40% 3.41% 1.32% 3.39% 2,662 80 AIMCO 2021-14A SUB 4,307 2021 2.09 0.00 2.80% 4.30% 1.25% 3.46% 2,659 80 ARES 2020-56A SUB 2,631 2020 2.61 0.00 5.50% 4.46% 1.42% 3.72% 2,837 80 ARES 2021-59A SUB 5,145 2021 2.10 0.00 5.50% 3.85% 1.29% 3.66% 2,788 80 ARES 2021-60A SUB 964 2021 2.33 0.00 5.24% 4.22% 1.38% 3.78% 2,812 81 AVDPK 1A FR 2,015 2020 2.00 0.00 3.02% 5.43% 0.99% 3.89% 2,966 63 BABSN 2019-3X SUB 2,322 2019 0.06 0.00 7.50% 3.27% 1.35% 3.43% 2,751 90 BABSN 2021-1A SUB 2,130 2021 2.10 0.00 8.10% 4.66% 1.28% 3.56% N/A N/A BALLY 2021-18A SUB 1,699 2021 2.84 0.00 5.00% 5.38% 1.41% 3.59% 2,715 90 BALLY 2021-1A SUB 3,303 2021 2.07 0.00 5.00% 5.32% 1.32% 3.59% 2,684 89 BCC 2021-1A SUB 2,084 2021 2.08 0.00 6.86% 2.83% 1.32% 3.71% 2,821 101 BLUEM 2022-35A SUB 5,161 2022 3.36 0.31 4.75% 4.80% 1.55% 3.69% 2,690 92 BSP 2021-23A SUB 7,782 2021 2.10 0.00 4.70% 5.00% 1.34% 3.68% 2,688 88 CIFC 2020-3A SUB 6,694 2020 2.59 0.00 4.70% 5.65% 1.40% 3.70% 2,758 96 ELM16 2022-3A FR 1,008 2022 5.13 1.95 6.00% 5.31% 1.53% 3.81% 2,716 87 ELM16 2022-3A SUB 4,064 2022 5.13 1.95 6.00% 5.31% 1.53% 3.81% 2,716 87 ELMW6 2020-3A SUB 1,481 2020 2.59 0.00 6.15% 5.89% 1.42% 3.72% 2,730 N/A ELMW7 2020-4A SUB 1,236 2020 1.83 0.52 6.27% 4.37% 1.63% 3.66% 2,739 86 GALXY 2016-22A SUBA 1,810 2016 2.08 0.00 3.90% 3.95% 1.46% 3.55% 2,767 86 INVCO 2021-1A SUB 1,845 2021 2.07 0.00 8.90% 5.14% 1.26% 3.62% 2,847 90 INVCO 2021-1X SUB 1,231 2021 2.07 0.00 8.90% 5.14% 1.26% 3.62% 2,847 90 INVCO 2022-1A SUB 3,325 2022 3.10 0.00 8.00% 4.61% 1.30% 3.71% 2,831 87 INVCO 2022-1A Y 134 2022 3.10 0.00 8.00% 4.61% 1.30% 3.71% 2,831 87 Note: Past performance is not a guarantee of future results. As of March 31, 2024, unless otherwise noted. Sources: Kanerai as of March 31, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 14 Investment Positions as of March 31, 2024 (continued) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) KKR 25 SUB 1,711 2019 2.33 0.00 8.90% 4.85% 1.42% 3.87% 2,937 80 KKR 31A SUB 4,290 2021 2.09 0.00 9.80% 4.50% 1.39% 3.92% 2,964 79 KKR 33A SUB 3,451 2021 2.34 0.00 9.40% 4.46% 1.43% 3.86% 2,998 77 MAGNE 2017-19A SUB 5,084 2017 2.08 0.00 5.50% 4.68% 1.31% 3.53% 2,792 88 MDPK 2022-62A SUB 7,425 2022 4.36 1.30 7.83% 3.78% 1.85% 3.88% 2,893 70 MIDO 2022-11A SUB 3,865 2022 1.58 0.71 3.90% 4.93% 1.75% 3.80% 2,614 77 MIDO 2024-14A SUB 4,820 2024 5.00 2.00 0.81% 5.00% 1.58% 3.77% 2,641 75 MORGN 2021-7A SUB 2,396 2021 2.09 0.00 5.20% 3.93% 1.33% 3.48% 2,707 81 NEUB 2020-38A SBPF 42 2020 2.59 0.00 4.80% 4.82% 1.40% 3.73% 2,841 89 NEUB 2020-38A SUB 5,718 2020 2.59 0.00 4.80% 4.82% 1.40% 3.73% 2,841 89 NEUB 2021-41A SUB 2,682 2021 2.07 0.00 5.10% 4.39% 1.28% 3.66% 2,821 91 NIAPK 2019-1A SUB 3,599 2019 0.30 0.00 7.60% 3.25% 1.26% 3.58% 2,924 79 OAKC 2016-13A SUB 2,111 2016 2.60 0.00 6.20% 5.34% 1.43% 3.51% 2,875 76 OCP 2015-9A SUB 4,422 2015 0.81 0.00 4.40% 5.09% 1.26% 3.57% 2,668 88 OCT55 2021-1A SUB 3,306 2021 2.34 0.00 6.16% 4.59% 1.41% 3.65% 2,819 87 RRAM 2017-2A SUB 6,556 2017 2.07 0.00 5.20% 4.20% 1.32% 3.65% 2,918 72 SPEAK 2021-10A SUB 1,774 2021 2.86 0.00 3.77% 3.46% 1.44% 3.46% 2,738 80 VOYA 2020-2A SUB 7,714 2020 2.34 0.00 5.08% 4.28% 1.43% 3.40% 2,716 96 VOYA 2020-3A SUB 2,739 2020 2.59 0.00 5.43% 4.18% 1.41% 3.53% 2,701 95 Note: Past performance is not a guarantee of future results. As of March 31, 2024, unless otherwise noted. Sources: Kanerai as of March 31, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

Monthly Dividend Trend

- In conjunction with earnings, the Fund has declared a dividend of $0.105 for the months of June, July and August 2024 equating to a **15.95% annualized dividend** based on our share price as of May 28, 2024
- We expect CCIF's Net Investment Income will continue to exceed the quarterly dividend total of $0.315 and the dividend is also supported by approximately **$0.82 of recurring cash flows per share** received in fiscal quarter Q3 2024



$0.1100
$0.1000
$0.0900
$0.0800
$0.0700
$0.0600
$0.0500
$0.0400
$0.0551
$0.0551
$0.0994
$0.0994
$0.0994
$0.0994
$0.0994
$0.0994
$0.1050
$0.1050
$0.1050
$0.1050
$0.1050
$0.1050
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24

Dividends may include return of capital.

TRADE SECRET & STRICTLY CONFIDENTIAL 15

CARLYLE

CREDIT INCOME FUND

Appendix

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 17 Quarterly Balance Sheet Detail (Dollar amounts in thousands, except per share data) Q2 2024 Assets Investments, at fair value $ 142,100 Cash and cash equivalents 2,410 Interest receivable from investments 5,642 Prepaid expenses 379 Other assets 72 Total assets $ 150,603 Liabilities & Net Assets Preferred shares, net of unamortized issuance costs $ 50,092 Payable for investments purchased 1,774 Incentive fee payable 839 Management fee payable 222 Professional fees payable 327 Other accrued expenses and liabilities 254 Total liabilities $ 53,508 Net assets $ 97,095 Net Asset Value Per Common Share $ 7.88 Q2 2024 represents the quarter ended March 31, 2024. Totals may not sum due to rounding. Past performance is not indicative of future results and there can be no assurance that any trends will continue.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 18 Q2 2024 represents the quarter ended March 31, 2024. Totals may not sum due to rounding. Net Investment Income (Loss) per share and Net Income (Loss) per share are based on the weighted average number of common shares outstanding for the period. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Quarterly Income Statement Detail (Dollar amounts in thousands, except per share data) Q2 2024 Investment Income Interest income $ 7,301 Total investment income $ 7,301 Expenses Interest expense $ 1,229 Management fee 647 Incentive fee 839 Professional fees 386 Other fees and expenses 244 Total expenses $ 3,345 Net Investment Income (Loss) $ 3,956 Net realized and change in unrealized gains (losses) (1,605) Net Income (Loss) $ 2,351 Net Investment Income (Loss) per share $ 0.33 Net Income (Loss) per share $ 0.19